Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes
9.	Income Taxes

As of December 31, 2013 and 2012, a non-current deferred tax asset of approximately $6,008,000 and $553,000, respectively, had been recognized for the temporary differences primarily related to federal and state net operating losses and research and development credits.

A valuation allowance has been recorded to fully offset the deferred tax asset as it is more likely than not that the assets will not be fully utilized. The valuation allowance at December 31, 2013 was approximately $6,008,000 and increased approximately $5,455,000 during 2013.

At December 31, 2013, the Company had unused federal and state net operating losses of approximately $7,251,000 and $7,115,000, respectively.

The federal and state tax net operating loss carryforwards will begin to expire in 2031, and California carryforwards have no expiration.

Pursuant to Internal Revenue Code Sections 382 and 383, use of the Company’s net operating loss and credit carryforwards may be limited if a cumulative change in ownership of more than 50% occurs within a three-year period. These financial statements do not contain any adjustment relating to such potential limitations.

The Company is subject to tax in the United States and in the state of California. As of December 31, 2013, the Company’s tax years from inception are subject to examination by the tax authorities. The Company is not currently under examination by any U.S. federal or state jurisdictions.